EXHIBIT 99.5

                                   Agway Inc.
                                   Chapter 11
                       Case No. 02-65872 through 02-65877
                             Month of: November 2003

                            CERTIFICATION OF PREPARER


The accompanying unaudited consolidated and consolidating balance sheets and income statements are prepared by Company management in conformity with generally accepted accounting principles in the United States of America on a going concern basis, with the possible exception of accounting for the settlement and curtailment of retiree benefits recognized during prior periods. The Company has not made adjustments to reflect the probable liquidation of the Company. The most significant such adjustment would record unrecognized net actuarial losses with respect to the pension plan and any excise tax payable on any remaining net gain from the termination of the pension plan. As of June 30, 2003, the recognized net pension asset approximated $180 million, while the unrecognized net actuarial losses approximately $125 million. The unrecognized actuarial loss is typically only calculated annually but varies each month and would be material if recognized currently.

Subject to the foregoing, the undersigned, having prepared the accompanying reports, certifies under penalty of perjury that the information continued therein is complete, accurate and truthful on the basis upon which they were prepared to the best of my knowledge.



February 17, 2004                           /s/ Peter J. O'Neill
---------------------------         --------------------------------------------
Date                                 Signature of Preparer

                                     Peter J. O'Neill
                                     Agway Inc.
                                     Senior Vice President, Finance & Control
                                     333 Butternut Drive
                                     Dewitt, NY  13214
                                     (315) 449-6568

                        AGWAY INC. CONSOLIDATED
                             BALANCE SHEET
                             NOVEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     81,114               Cash and Equivalents                  72,589              (8,525)
     89,061         Trade and Notes Receivable, Net             91,976               2,915
      9,188          Advances and Other Receivables              9,096                 (92)
     24,748                   Inventories                       25,269                 521
      6,583                 Prepaid Expenses                     6,025                (558)
     26,182               Other Current Assets                  25,764                (418)
------------                                                 ----------
                                                                            ---------------
    236,876               Total Current Assets                 230,719              (6,157)

      3,686            Other Security Investments                3,693                   7
     93,951         Property, Plant & Equipment, Net            94,760                 809
      1,007         Long Term Lease Receivbles, Net                985                 (22)
    176,855                Net Pension Asset                   177,105                 250
        353             Intangible Assets - Net                    610                 257
     78,738             Other Long - Term Assets                72,385              (6,353)
------------                                                 ----------     ---------------
    591,466                   Total Assets                     580,257             (11,209)
============                                                 ==========     ===============


         40      Current Installment of Subordinated Debt           46                  (6)
        161      Current Installment of Long-Term Debt             161                   -
     16,423             Accounts Payable - Trade                14,005               2,418
     59,633             Accounts Payable - Other                55,282               4,351
     31,492       Accrued & Other Current Liabilities           30,657                 835
------------                                                 ----------     ---------------
    107,749             Total Current Liabilites               100,151               7,598

      1,379                  Long-Term Debt                      1,477                 (98)
     17,833           Other Long -Term Liabilities              16,885                 948
------------                                                 ----------     ---------------
     19,212           Total Long -Term Liabilities              18,362                 850

    517,664        Liabilities Subject to Compromise           518,228                (564)
     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (87,509)                Retained Margins                   (89,514)              2,005
        (58)                  Other Equity                      (1,378)              1,320
------------                                                 ----------     ---------------
    (53,159)                  Total Equity                     (56,484)              3,325

------------                                                 ----------     ---------------
    591,466           Total Liabilities and Equity             580,257              11,209
============                                                 ==========     ===============


                                 DEBTOR
                             BALANCE SHEET
                             NOVEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     52,610               Cash and Equivalents                  44,759              (7,851)
     28,821         Trade and Notes Receivable, Net             34,882               6,061
      1,889          Advances and Other Receivables              1,975                  86
     10,564                   Inventories                       11,138                 574
      1,781                 Prepaid Expenses                     1,790                   9
     (2,431)              Deferred Income Tax                   (2,431)                  -
     18,066               Other Current Assets                  18,430                 364
------------                                                 ----------
                                                                            ---------------
    111,300               Total Current Assets                 110,543                (757)

     95,816            Other Security Investments               92,914              (2,902)
     14,851         Property, Plant & Equipment, Net            16,321               1,470
    176,855                Net Pension Asset                   177,105                 250
          -             Intangible Assets - Net                    250                 250
     70,732             Other Long - Term Assets                70,388                (344)
------------                                                 ----------     ---------------
    469,554                   Total Assets                     467,521              (2,033)
============                                                 ==========     ===============

        136      Current Installment of Long-Term Debt             136                   -
      7,433             Accounts Payable - Trade                 5,700               1,733
      5,208             Accounts Payable - Other                 5,050                 158
      4,758       Accrued & Other Current Liabilities            4,242                 516
------------                                                 ----------     ---------------
     17,535             Total Current Liabilites                15,128               2,407

      1,354                  Long-Term Debt                      1,363                  (9)
    (11,991)         Deferred Federal Income Taxes             (11,991)                  -
       (849)          Other Long -Term Liabilities                (922)                 73
------------                                                 ----------     ---------------
    (11,486)          Total Long -Term Liabilities             (11,550)                 64

    518,225        Liabilities Subject to Compromise           518,812                (587)
     (1,561)             Net Operating Advance                   1,617              (3,178)

     31,997                 Preferred Stock                     31,997                   -
      2,411                   Common Stock                       2,411                   -
    (87,509)                Retained Margins                   (89,516)              2,007
        (58)                  Other Equity                      (1,378)              1,320
------------                                                 ----------     ---------------
    (53,159)                  Total Equity                     (56,486)              3,327

------------                                                 ----------     ---------------
    469,554           Total Liabilities and Equity             467,521               2,033
============                                                 ==========     ===============

                             TOTAL RESIDUAL
                             BALANCE SHEET
                             NOVEMBER 2003

                                                               LAST           LAST MONTH
     ACTUAL                                                    MONTH           VARIANCE
------------                                                 ----------     ---------------
     25,377               Cash and Equivalents                  25,399                  22
      5,501         Trade and Notes Receivable, Net              5,938                 437
      2,398               Other Current Assets                   2,408                  10
------------                                                 ----------     ---------------

     33,276               Total Current Assets                  33,745                 469

      1,478         Property, Plant & Equipment, Net             1,563                  85
      1,568         Long Term Lease Receivbles, Net              1,479                 (89)
      1,000             Other Long - Term Assets                 1,002                   2
------------                                                 ----------     ---------------
     37,322                   Total Assets                      37,789                 467
============                                                 ==========     ===============

         40      Current Installment of Subordinated Debt           46                  (6)
        446             Accounts Payable - Trade                   438                   8
          3             Accounts Payable - Other                     3                   -
      7,532       Accrued & Other Current Liabilities            7,634                (102)
------------                                                 ----------     ---------------
      8,021             Total Current Liabilites                 8,121                (100)

         (2)          Other Long -Term Liabilities                   -                  (2)
------------                                                 ----------     ---------------
         (2)          Total Long -Term Liabilities                   -                  (2)

      7,888        Liabilities Subject to Compromise             7,913                 (25)
     13,288              Net Operating Advance                  13,679                (391)

      2,050            Additional Paid-in-Capital                2,050                   -
    (25,923)                Retained Margins                   (25,974)                 51
     32,000                   Other Equity                      32,000                   -
------------                                                 ----------     ---------------
      8,127                   Total Equity                       8,076                  51

------------                                                 ----------     ---------------
     37,322           Total Liabilities and Equity              37,789                (467)
============                                                 ==========     ===============


                             AGWAY INC. CONSOLIDATED
                           CONSOLIDATING BALANCE SHEET
                                  NOVEMBER 2003

                                                                                                             ELIMS &
                                             AG         CPG     ENERGY     TELMARK     INSUR.      CORP      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   ---------   --------
Cash and Equivalents                          1,955       234     3,687           -          -     55,201     20,037      81,114
Trade and Notes Receivable, Net              21,351     5,127    57,082           -          -          -      5,501      89,061
Advances and Other Receivables                  124     1,240     7,299           -          -      1,482       (957)      9,188
Inventories                                   8,554     2,010    14,185           -          -          -         (1)     24,748
Prepaid Expenses                                717        62     4,802           -          -      2,295     (1,293)      6,583
Deferred Income Tax                               -         -     2,431           -          -     56,150    (58,581)         -
Other Current Assets                              -        (1)    8,115           -          -     15,668      2,400      26,182
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Current Assets                         32,701     8,672    97,601           -          -    130,796    (32,894)    236,876

Other Security Investments                    2,271       585         -           -          -     82,229    (81,399)      3,686
Property, Plant & Equipment, Net              6,408     6,812    79,100           -          -        152      1,479      93,951
Long Term Lease Receivbles, Net                   -         -         -           -          -         -       1,007       1,007
Net Pension Asset                                 -         -         -           -          -    176,855          -     176,855
Intangible Assets - Net                           -         -       353           -          -         -           -         353
Other Long -Term Assets                          10       463     8,006           -          -    224,896   (154,637)     78,738
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Assets                                 41,390    16,532   185,060           -          -    614,928   (266,444)    591,466
                                          ==========  ========  ========   =========  =========   =======   =========   =========



Current Installment of Subordinated Debt          -         -         -           -          -         -          40          40
Current Installment of Long-Term Debt            38        98        25           -          -         -           -         161
Accounts Payable - Trade                      3,308     4,144     8,525           -          -         -         446      16,423
Accounts Payable - Other                        (18)      117    54,422           -          -      5,109          3      59,633
Accrued & Other Current Liabilities           2,653     2,761    28,663           -          -     18,604    (21,189)     31,492
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Current Liabilites                      5,981     7,120    91,635           -          -     23,713    (20,700)    107,749

Long-Term Debt                                   18     1,336        25           -          -          -          -       1,379
Deferred Federal Income Taxes                     -         -    11,991           -          -     81,213    (93,204)         -
Other Long -Term Liabilities                      -        46    18,859           -          -      6,653     (7,725)     17,833
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Long -Term Liabilities                     18     1,382    30,875           -          -     87,866   (100,929)     19,212

Liabilities Subject to Compromise            68,858    25,311         -           -          -    495,731    (72,236)    517,664
Net Operating Advance                       (39,184)   (5,426)  (20,948)          -          -    (28,518)    94,076          -

Preferred Stock                                   -         -         -           -          -     31,997          -      31,997
Common Stock                                      1         -     3,502           -          -      2,411     (3,503)      2,411
Additional Paid-in-Capital                    6,754         -    34,091           -          -          -    (40,845)         -
Retained Margins                             (1,038)  (11,855)   42,269           -          -      5,422   (122,307)    (87,509)
Other Equity                                      -         -     3,636           -          -     (3,694)         -         (58)
                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Equity                                  5,717   (11,855)   83,498           -          -     36,136   (166,655)    (53,159)

                                          ----------  --------  --------   ---------  ---------   -------   ---------   ---------
Total Liabilities and Equity                 41,390    16,532   185,060           -          -    614,928   (266,444)    591,466
                                          ==========  ========  ========   =========  =========   =======   =========   =========

                                     DEBTOR
                           CONSOLIDATING BALANCE SHEET
                                  NOVEMBER 2003

                                                                                                            ELIMS &
                                           AGWINC     AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY   FCI      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Cash and Equivalents                         55,137         -         -          87          -       432    (3,046)     52,610
Trade and Notes Receivable, Net              26,913         -         -       2,197          -         -      (289)     28,821
Advances and Other Receivables                1,887         -         -           2          -         -         -       1,889
Inventories                                   9,870         -         -         693          -         -         1      10,564
Prepaid Expenses                              1,779         1         -           2          -         -        (1)      1,781
Deferred Income Tax                          (2,431)        -         -           -          -         -         -      (2,431)
Other Current Assets                         18,066         -         -           -          -         -         -      18,066
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Total Current Assets                        111,221         1         -       2,981          -       432    (3,335)    111,300

Other Security Investments                   85,851         -         -           -          -         -     9,965      95,816
Property, Plant & Equipment, Net             12,905         -         -       1,947          -        (1)        -      14,851
Net Pension Asset                           176,855         -         -           -          -         -         -     176,855
Other Long -Term Assets                      70,321         -         -         411          -         1        (1)     70,732
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Total Assets                                457,153         1         -       5,339          -       432     6,629     469,554
                                          ==========  ========  ========   =========  =========   =======   =======   =========



Current Installment of Long-Term Debt            38         -         -          98          -         -         -         136
Accounts Payable - Trade                      5,772         -         -       1,681          -       (20)        -       7,433
Accounts Payable - Other                      5,208         -         -           -          -         -         -       5,208
Accrued & Other Current Liabilities           4,786         1         -         773          5       495    (1,302)      4,758
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Total Current Liabilites                     15,804         1         -       2,552          5       475    (1,302)     17,535

Long-Term Debt                                    -         -         -       1,336          -        18         -       1,354
Deferred Federal Income Taxes               (11,991)        -         -           -          -         -         -     (11,991)
Other Long -Term Liabilities                   (895)        -         -          46          -         -         -        (849)
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Total Long -Term Liabilities                (12,886)        -         -       1,382          -        18         -     (11,486)

Liabilities Subject to Compromise           517,050     3,157     3,014       3,501      6,691     7,245    (22,433)   518,225
Net Operating Advance                        (9,657)      (71)   (1,619)        413         88   (11,119)    20,404     (1,561)

Preferred Stock                              31,997         -         -           -          -         -         -      31,997
Common Stock                                  2,411        10         -           -          -         -        (10)     2,411
Additional Paid-in-Capital                        -     2,181     2,050           -          -     6,754    (10,985)        -
Retained Margins                            (87,508)   (5,277)   (3,445)     (2,509)    (6,784)   (2,941)    20,955    (87,509)
Other Equity                                    (58)        -         -           -          -         -         -         (58)
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Total Equity                                (53,158)   (3,086)   (1,395)     (2,509)    (6,784)    3,813      9,960    (53,159)
                                                                                                                 -
                                          ----------  --------  --------   ---------  ---------   -------   -------   ---------
Total Liabilities and Equity                457,153         1         -       5,339          -       432      6,629    469,554
                                          ==========  ========  ========   =========  =========   =======   =======   =========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  NOVEMBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Cash and Equivalents                              0         -         -      25,367         10         -         -    25,377
Trade and Notes Receivable, Net               1,103         -         -       3,159          -     1,239         -     5,501
Other Current Assets                              -         -         -          (0)         -     2,398         -     2,398
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Assets                          1,103         -         -      28,526         10     3,637         -    33,276

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                734         -         -           -          -       744         -     1,478
Long Term Lease Receivbles, Net                   -         -         -       1,568          -         -         -     1,568
Other Long -Term Assets                       1,001         -         -           -          -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                  2,837         -         0      30,094         10     4,381         -    37,322
                                          ==========  ========  ========   =========  =========   =======   =======   =======


Current Installment of Subordinated Debt          -         -         -          40          -         -         -        40
Accounts Payable - Trade                         10       (21)        -         465          -        (8)        -       446
Accounts Payable - Other                          -         -         -           3          0         -         -         3
Accrued & Other Current Liabilities           6,397         9         -         858         10       258         -     7,532
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                      6,407       (12)        -       1,366         10       250         -     8,021

Other Long -Term Liabilities                    167        (0)        -        (177)         -         7         -        (2)
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                    167        (0)        -        (177)         -         7         -        (2)

Liabilities Subject to Compromise                81         -     3,014           -          -     4,793         -     7,888
Net Operating Advance                         1,060     2,250    (1,619)     20,273        439      (884)   26,811    48,330
Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                             (4,877)   (2,237)   (3,446)    (23,369)      (439)      215   (26,811)  (60,964)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Equity                                 (4,877)   (2,237)   (1,396)      8,631       (439)      215   (26,811)  (26,914)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                  2,837         -         0      30,094         10     4,381         -    37,322
                                          ==========  ========  ========   =========  =========   =======   =======   =======


                          AGWAY DISCONTINUED OPERATIONS
                           CONSOLIDATING BALANCE SHEET
                                  NOVEMBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Assets                              -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Assets                                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======


                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Current Liabilites                          -         -         -           -          -         -         -         -

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Long -Term Liabilities                      -         -         -           -          -         -         -         -

Net Operating Advance                         7,798     2,200     3,685     (32,118)       703         -    26,811     9,079
Retained Margins                             (7,798)   (2,200)   (3,685)     32,118       (703)        -   (26,811)   (9,079)
                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Equity                                 (7,798)   (2,200)   (3,685)     32,118       (703)        -   (26,811)   (9,079)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                      -         -         -           -          -         -         -         -
                                          ==========  ========  ========   =========  =========   =======   =======   =======


                                    RESIDUAL
                           CONSOLIDATING BALANCE SHEET
                                  NOVEMBER 2003


                                          AGRONOMY    SEEDWAY   BRUBAKER   TELMARK    SUNFLOWER   RETAIL     CORP     TOTAL
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Cash and Equivalents                              0         -         -      25,367         10         -         -    25,377
Trade and Notes Receivable, Net               1,103         -         -       3,159          -     1,239         -     5,501
Other Current Assets                              -         -         -          (0)         -     2,398         -     2,398
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Assets                          1,103         -         -      28,526         10     3,637         -    33,276

Other Security Investments                        -         -         0           -          -         -         -         0
Property, Plant & Equipment, Net                734         -         -           -          -       744         -     1,478
Long Term Lease Receivbles, Net                   -         -         -       1,568          -         -         -     1,568
Other Long -Term Assets                       1,001         -         -           -          -         -         -     1,001
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Assets                                  2,837         -         0      30,094         10     4,381         -    37,322
                                          ==========  ========  ========   =========  =========   =======   =======  ========


Current Installment of Subordinated Debt          -         -         -          40          -         -         -        40
Accounts Payable - Trade                         10       (21)        -         465          -        (8)        -       446
Accounts Payable - Other                          -         -         -           3          0         -         -         3
Accrued & Other Current Liabilities           6,397         9         -         858         10       258         -     7,532
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Current Liabilites                      6,407       (12)        -       1,366         10       250         -     8,021

Other Long -Term Liabilities                    167        (0)        -        (177)         -         7         -        (2)
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Long -Term Liabilities                    167        (0)        -        (177)         -         7         -        (2)

Liabilities Subject to Compromise                81         -     3,014           -          -     4,793         -     7,888
Net Operating Advance                        (6,738)       50    (5,304)     52,391       (264)     (884)        -    39,251

Additional Paid-in-Capital                        -         -     2,050           -          -         -         -     2,050
Retained Margins                              2,921       (37)      239     (55,487)       264       215         -   (51,885)
Other Equity                                      -         -         -      32,000          -         -         -    32,000
                                          ----------  --------  --------   ---------  ---------   -------   -------  --------
Total Equity                                  2,921       (37)    2,289     (23,487)       264       215         -   (17,835)

                                          ----------  --------  --------   ---------  ---------   -------   -------   -------
Total Liabilities and Equity                  2,837         -         0      30,094         10     4,381         -    37,322
                                          ==========  ========  ========   =========  =========   =======   =======  ========


                        AGWAY INC. CONSOLIDATED
                            INCOME STATEMENT
                             NOVEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    72,832                     Net Sales                              338,641

    51,466                   Cost of Sales                            247,020
-----------                                                   ----------------
    21,366                   Product Margin                            91,621

       361                  Service Revenue                             3,032
-----------                                                   ----------------
    21,727           Total Product Margin & Revenue                    94,653

                          Operating Expenses:
     2,738                   Manufacturing                             17,074
    13,148                    Distribution                             66,221
     1,340                      Selling                                 8,150
     3,506                   Administrative                            18,996
-----------                                                   ----------------
    20,732              Total Operating Expenses                      110,441

     2,146              Other Income / (Expense)                        6,124

     3,141                        EBIT                                 (9,664)

       243                  Interest Expense                            1,192
      (487)                 Interest Revenue                           (1,888)
-----------                                                   ----------------
      (244)              Interest Expense - Net                          (696)

     3,385             Pre-Tax Earnings / (Loss)                       (8,968)

     1,353              Reorganization Expenses                         5,737

        25           State Tax Expense / (Benefit)                        128
        25                    Total Taxes                                 128

     2,007       Net Margin From Continuing Operations                (14,833)


-----------                                                   ----------------
     2,007            Final Net Earnings / (Loss)                     (14,833)
===========                                                   ================

                        AGWAY INC. CONSOLIDATED
                       OPERATING EXPENSE BY TYPE
                             NOVEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                YEAR TO DATE



    ACTUAL                    EXPENSE TYPE                             ACTUAL
-----------    -------------------------------------------    ----------------
     8,178                      SALARIES                               42,664
        14                    COMMISSIONS                                  83
     1,057                     INCENTIVES                               5,882
     1,602                   PAYROLL COSTS                              8,710
       180                  EMPLOYEE EXPENSE                              728
       517               PROFESSIONAL SERVICES                          2,822
        53              DATA PROCESSING EXPENSE                           237
        35                 CONTRACT SERVICES                              288
        11               TRASH REMOVAL EXPENSE                             97
       836                 CONTRACT TRUCKING                            4,200
       233                    RENT EXPENSE                              1,183
     1,018                    DEPRECIATION                              5,085
      (222)                    IMPAIRMENT                                (702)
        62                    AMORTIZATION                                317
        73            AMORTIZATION OF INTANGIBLES                         167
       250            AMORT OF DEFERRED DEBT COSTS                      1,248
        74                       TAXES                                  1,083
        78               REPAIRS & MAINTENANCE                            391
       626           AUTOMOTIVE & EQUIP RENTAL EXP                      3,073
         6             LEASED RAILCAR RENTAL EXP                           35
       495                 GAS/DIESEL/OIL EXP                           2,238
        59             LICENSE & REGISTRATION EXP                         339
         8               TIRES & TUBES EXPENSE                             45
         6                    TOLL EXPENSE                                 42
     1,031            REPAIRS & MAINT EQUIP & AUTO                      5,047
       235                 UTILITIES EXPENSE                            1,769
         2                 PAYLOADER EXPENSE                               13
       393               PLANT SUPPLIES EXPENSE                         2,687
       415               OFFICE SUPPLIES & EXP                          2,012
       395                 TELEPHONE EXPENSE                            1,911
       730           ADVERTISING & SALES PROMOTION                      3,284
         -                    SHOW EXPENSE                                 12
        42               RESEARCH & DEVELOPMENT                           317
       182                   TRAVEL EXPENSE                             1,065
        39                DUES & SUBSCRIPTIONS                            133
         1               CONTRIBUTIONS EXPENSE                             29
        32             CONFERENCES & MEETINGS EXP                         346
         -               COMMITTEE MEETINGS EXP                             -
         -           CERTIFIED MANAGER TRAINING EXP                       184
         1             TRUCK LOADING CHARGES EXP                            1
        38                 EDUCATION EXPENSE                              328
         -              FIELD RESEARCH SUPPLIES                             -
         5          COMMODITY REGISTRATIONS & TESTS                        21
        21                  TESTING EXPENSE                               111
         2                 CASH OVER & SHORT                                8
         -                 PENALTIES & FINES                                3
         1                   QUALITY CLAIMS                                11
        14            DEMURRAGE CLAIMS & ICING EXP                         48
       205               LOSS ON DOUBTFUL ACCTS                         1,180
         -                  WARRANTY EXPENSE                                -
         -                REPRESENTATIVE COSTS                              -
         1                  MANAGEMENT FEES                                12
       124                OVERHEAD ALLOCATION                             621
         -                  AFI NET EXPENSE                                 -
     1,187                 INSURANCE EXPENSE                            5,064
       125               ENVIRONMENTAL EXPENSE                            586
        45                   DIRECT CHARGES                               104
       390                   OTHER EXPENSE                              4,704
      (257)               RECOVERY OF EXPENSE                          (1,662)
       (42)                TRUCKING RECOVERY                             (230)
       126              OUTSIDE CONTRACT EXPENSE                          467
         -                PENSION CURTAILMENT                               -
         -              RECOVERY OF ADVERTISING                             -
-----------                                                   ----------------
    20,732              TOTAL OPERATING EXPENSES                      110,441
===========                                                   ================

                                 DEBTOR
                            INCOME STATEMENT
                             NOVEMBER 2003
    MONTH                (THOUSANDS OF DOLLARS)                LIFE TO DATE



  ACTUAL                                                          ACTUAL
-----------                                                   ----------------
    20,916                     Net Sales                              351,524

    16,613                   Cost of Sales                            277,007
-----------                                                   ----------------
     4,303                   Product Margin                            74,517

       361                  Service Revenue                            10,899
-----------                                                   ----------------
     4,664           Total Product Margin & Revenue                    85,416

                          Operating Expenses:
     2,738                   Manufacturing                             75,166
       226                    Distribution                              1,004
       777                      Selling                                13,713
     2,759                   Administrative                            56,291
-----------                                                   ----------------
     6,500              Total Operating Expenses                      146,174

     2,000              Other Income / (Expense)                        5,028

       164                        EBIT                                (55,730)

       200                  Interest Expense                            2,666
      (743)                 Interest Revenue                           (9,708)
-----------                                                   ----------------
      (543)              Interest Expense - Net                        (7,042)

       707             Pre-Tax Earnings / (Loss)                      (48,688)

     1,353               Reorganization Charges                        36,089

      (214)          State Tax Expense / (Benefit)                      1,586
      (850)         Federal Tax Expense / (Benefit)                    (5,172)
-----------                                                   ----------------
    (1,064)                   Total Taxes                              (3,586)

       418       Net Margin From Continuing Operations                (81,191)

     1,589         Equity in Earnings of Subsidiaries                  29,610

         -         Non-Parent Discontinued Operations                 (17,810)

         -     Income / (Loss) on Disc. Ops. (Net of Taxes)              (835)
         -      Gain / (Loss) on Disposal (Net of Taxes)              (20,134)

-----------                                                   ----------------
     2,007            Final Net Earnings / (Loss)                     (90,360)
===========                                                   ================

                                         AGWAY INC. CONSOLIDATED
                                      CONSOLIDATING INCOME STATEMENT
                                       YEAR TO DATE - NOVEMBER 2003
                                          (THOUSANDS OF DOLLARS)

                                                                                      ELIMS &       AGWAY
                                             AG         CPG     ENERGY      CU/SS      OTHER       CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------
Net Sales                                    86,809    35,084   216,896           -       (148)    338,641

Cost of Sales                                68,579    28,222   150,433           -       (214)    247,020
                                          ----------  --------  --------   ---------  ---------   ---------
Product Margin                               18,230     6,862    66,463           -         66      91,621

Service Revenue                               2,985        (5)        -           -         52       3,032
                                          ----------  --------  --------   ---------  ---------   ---------
Total Product Margin & Revenue               21,215     6,857    66,463           -        118      94,653

Operating Expenses:
Manufacturing                                12,603     3,927         -           -        544      17,074
Distribution                                      -         -    63,680           -      2,541      66,221
Selling                                       3,254     1,882     2,794           -        220       8,150
Administrative                                4,647     2,012     4,326       5,622      2,389      18,996
                                          ----------  --------  --------   ---------  ---------   ---------

Total Operating Expenses                     20,504     7,821    70,800       5,622      5,694     110,441

Other Income / (Expense)                      3,769        (4)      357      (3,773)     5,775       6,124

EBIT                                          4,480      (968)   (3,980)     (9,395)       199      (9,664)

Interest Expense                              1,070       129     2,133          19     (2,159)      1,192
Interest Revenue                               (516)        -      (343)          -     (1,029)     (1,888)

                                          ----------  --------  --------   ---------  ---------   ---------
Interest Expense - Net                          554       129     1,790          19     (3,188)       (696)

Pre-Tax Earnings / (Loss)                     3,926    (1,097)   (5,770)     (9,414)     3,387      (8,968)

Reorganization Expenses                           -         -         -       5,737          -       5,737

State Tax Expense / (Benefit)                     -         -      (540)          -        668         128
Federal Tax Expense / (Benefit)                   -         -    (1,820)          -      1,820           -

                                          ----------  --------  --------   ---------  ---------   ---------
Total Taxes                                       -         -    (2,360)          -      2,488         128

Net Margin From Continuing Operations         3,926    (1,097)   (3,410)    (15,151)       899     (14,833)

                                          ----------  --------  --------   ---------  ---------   ---------
Final Net Earnings / (Loss)                   3,926    (1,097)   (3,410)    (15,151)       899     (14,833)
                                          ==========  ========  ========   =========  =========   =========


                    AGWAY DISCONTINUED OPERATIONS & RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - NOVEMBER 2003
                             (THOUSANDS OF DOLLARS)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                              6,852     2,745         -      35,468          -           -         -         -     45,065

Cost of Sales                          5,347     2,364         -      12,549          -         (16)       16         -     20,260
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                         1,505       381         -      22,919          -          16       (16)        -     24,805

Service Revenue                          357         -         -         811          -           -         -         -      1,168
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue         1,862       381         -      23,730          -          16       (16)        -     25,973

Operating Expenses:
Manufacturing                          3,301       729         -           -          -        (125)        -         -      3,905
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (222)      565      (239)      5,198          -         (12)      127         -      5,417
Administrative                         1,698       181         -       5,861          -         (14)      409         -      8,135
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses               4,777     1,475      (239)     11,059          -        (151)      304         -     17,225

Other Income / (Expense)               1,761        43         -        (343)         -           3       386         -      1,850

EBIT                                  (1,154)   (1,051)      239      12,328          -         170        66         -     10,598

Interest Expense                       1,442       389         -           -          -         (94)     (167)        -      1,570
Interest Revenue                      (1,263)      (44)        -        (352)         -           -        18         -     (1,641)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                   179       345         -        (352)         -         (94)     (149)        -        (71)

Pre-Tax Earnings / (Loss)             (1,333)   (1,396)      239      12,680          -         264       215         -     10,669


State Tax Expense / (Benefit)              -         -         -        (445)         -           -         -         -       (445)
Federal Tax Expense / (Benefit)            -         -         -      (4,792)         -           -         -         -     (4,792)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (5,237)         -           -         -         -     (5,237)

Net Margin From
  Discontinued Operations             (1,333)   (1,396)      239      17,917          -         264       215         -     15,906

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)                -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                      (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)           (2,712)   (1,514)      239      (8,265)       639         385       215   (14,620)   (25,633)
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========


                          AGWAY DISCONTINUED OPERATIONS
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - NOVEMBER 2003
                             (THOUSANDS OF DOLLARS)

                                                                                                                           DISC OPS
                                  AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       CONSOL
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                             6,852     2,743         -      35,209          -           -         -         -     44,804

Cost of Sales                         5,347     2,437         -      11,946          -           -         -         -     19,730
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                        1,505       306         -      23,263          -           -         -         -     25,074

Service Revenue                         357         -         -         806          -           -         -         -      1,163
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue        1,862       306         -      24,069          -           -         -         -     26,237

Operating Expenses:
Manufacturing                         3,719       689         -           -          -           -         -         -      4,408
Selling                                 (20)      563         -       5,087          -           -         -         -      5,630
Administrative                        1,438       174         -       5,605          -           -         -         -      7,217
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses              5,137     1,426         -      10,692          -           -         -         -     17,255

Other Income / (Expense)                  1        35         -        (299)         -           -         -         -       (263)

EBIT                                 (3,274)   (1,085)        -      13,078          -           -         -         -      8,719

Interest Expense                      1,560       294         -           -          -           -         -         -      1,854
Interest Revenue                       (580)      (20)        -           -          -           -         -         -       (600)
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  980       274         -           -          -           -         -         -      1,254

Pre-Tax Earnings / (Loss)            (4,254)   (1,359)        -      13,078          -           -         -         -      7,465


State Tax Expense / (Benefit)             -         -         -       1,031          -           -         -         -      1,031
Federal Tax Expense / (Benefit)           -         -         -       3,675          -           -         -         -      3,675
                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                               -         -         -       4,706          -           -         -         -      4,706

Net Margin From Discontinued
  Operations                         (4,254)   (1,359)        -       8,372          -           -         -         -      2,759

Other Income / (Loss) on
  Disc. Ops. (Net of Taxes)               -         -         -          (1)         -           -         -     4,777      4,776
Gain / (Loss) on Disposal
  (Net of Taxes)                     (1,379)     (118)        -     (26,181)       639         121         -   (19,397)   (46,315)

                                  ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)          (5,633)   (1,477)        -     (17,810)       639         121         -   (14,620)   (38,780)
                                  ==========  ========  ========   =========  =========   =========   =======  ========   ========



                                    RESIDUAL
                         CONSOLIDATING INCOME STATEMENT
                          LIFE TO DATE - NOVEMBER 2003
                             (THOUSANDS OF DOLLARS)


                                   AGRONOMY    SEEDWAY   BRUBAKER   TELMARK     INSUR.     SUNFLOWER   RETAIL    CORP       TOTAL
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Net Sales                                  -         2         -         259          -           -         -         -        261

Cost of Sales                              -       (73)        -         603          -         (16)       16         -        530
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Product Margin                             -        75         -        (344)         -          16       (16)        -       (269)

Service Revenue                            -         -         -           5          -           -         -         -          5
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Product Margin & Revenue             -        75         -        (339)         -          16       (16)        -       (264)

Operating Expenses:
Manufacturing                           (418)       40         -           -          -        (125)        -         -       (503)
Distribution                               -         -         -           -          -           -      (232)        -       (232)
Selling                                 (202)        2      (239)        111          -         (12)      127         -       (213)
Administrative                           260         7         -         256          -         (14)      409         -        918
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Operating Expenses                (360)       49      (239)        367          -        (151)      304         -        (30)

Other Income / (Expense)               1,760         8         -         (44)         -           3       386         -      2,113

EBIT                                   2,120        34       239        (750)         -         170        66         -      1,879

Interest Expense                        (118)       95         -           -          -         (94)     (167)        -       (284)
Interest Revenue                        (683)      (24)        -        (352)         -           -        18         -     (1,041)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Interest Expense - Net                  (801)       71         -        (352)         -         (94)     (149)        -     (1,325)

Pre-Tax Earnings / (Loss)              2,921       (37)      239        (398)         -         264       215         -      3,204


State Tax Expense / (Benefit)              -         -         -      (1,476)         -           -         -         -     (1,476)
Federal Tax Expense / (Benefit)            -         -         -      (8,467)         -           -         -         -     (8,467)
                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Total Taxes                                -         -         -      (9,943)         -           -         -         -     (9,943)

Net Margin From
  Discontinued Operations              2,921       (37)      239       9,545          -         264       215         -     13,147


                                   ----------  --------  --------   ---------  ---------   ---------   -------  --------   --------
Final Net Earnings / (Loss)            2,921       (37)      239       9,545          -         264       215         -     13,147
                                   ==========  ========  ========   =========  =========   =========   =======  ========   ========

                                                            DEBTOR
                                                 LIFE TO DATE - NOVEMBER 2003
                                                    (THOUSANDS OF DOLLARS)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                   266,246         -         -      37,611          -      51,606    (3,939)  351,524

Cost of Sales                               207,971         -         -      32,663         (2)     40,317    (3,942)  277,007

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                               58,275         -         -       4,948          2      11,289         3    74,517

Service Revenue                              10,698       174         -           3          -          25        (1)   10,899

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue               68,973       174         -       4,951          2      11,314         2    85,416

Operating Expenses:
Manufacturing                                64,433         -         -       4,149          -       6,584         -    75,166
Distribution                                  1,004         -         -           -          -           -         -     1,004
Selling                                      10,877         9         -       1,220          2       1,845      (240)   13,713
Administrative                               53,293       127         -         513        (35)      2,389         4    56,291
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------

Total Operating Expenses                    129,607       136         -       5,882        (33)     10,818      (236)  146,174

Other Income / (Expense)                      2,847         -         -         238         24       1,918         1     5,028

EBIT                                        (57,787)       38         -        (693)        59       2,414       239   (55,730)

Interest Expense                              2,394         -         -         266        113         575      (682)    2,666
Interest Revenue                            (10,348)        -         -           -          -         (41)      681    (9,708)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                       (7,954)        -         -         266        113         534        (1)   (7,042)

Pre-Tax Earnings / (Loss)                   (49,833)       38         -        (959)       (54)      1,880       240   (48,688)

Reorganization Expenses                      34,573         -         -       1,516          -           -         -    36,089

State Tax Expense / (Benefit)                 1,586         -         -           -          -           -         -     1,586
Federal Tax Expense / (Benefit)              (5,172)        -         -           -          -           -         -    (5,172)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                  (3,586)        -         -           -          -           -         -    (3,586)

Net Margin From Continuing Operations       (80,820)       38         -      (2,475)       (54)      1,880       240   (81,191)

Equity in Earnings of Subsidiaries           28,999                                                              611    29,610

Non-Parent Discontinued Operations          (17,810)                                                               -   (17,810)

Income / (Loss) on Disc. Ops.
  (Net of Taxes)                               (835)        -         -           -          -           -         -      (835)
Gain / (Loss) on Disposal (Net of Taxes)    (20,134)        -         -           -          -           -         -   (20,134)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                 (90,600)       38         -      (2,475)       (54)      1,880       851   (90,360)
                                          ==========  ========  ========   =========  =========   =========   =======  ========

                                                       DEBTOR
                                           MONTH TO DATE - NOVEMBER 2003
                                               (THOUSANDS OF DOLLARS)

                                                                                                              ELIMS &
                                          AGWAY INC   AGENCY    BRUBAKER   CB ADAMS   CB DEBERRY    FCI       OTHER     CONSOL
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Net Sales                                    16,788         -         -       2,489          -       2,070      (431)   20,916

Cost of Sales                                13,340         -         -       2,042          -       1,661      (430)   16,613

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Product Margin                                3,448         -         -         447          -         409        (1)    4,303

Service Revenue                                 360         1         -           -          -           -         -       361
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Product Margin & Revenue                3,808         1         -         447          -         409        (1)    4,664

Operating Expenses:
Manufacturing                                 2,244         -         -         246          -         247         1     2,738
Distribution                                    226         -         -           -          -           -         -       226
Selling                                         618         -         -          59          -         100         -       777
Administrative                                2,470         -         -          32          -         260        (3)    2,759
                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Operating Expenses                      5,558         -         -         337          -         607        (2)    6,500

Other Income / (Expense)                         74         -         -         (20)         -       1,946         -     2,000

EBIT                                         (1,676)        1         -          90          -       1,748         1       164

Interest Expense                                153         -         -          17          8          70       (48)      200
Interest Revenue                               (790)        -         -           -          -          (2)       49      (743)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Interest Expense - Net                         (637)        -         -          17          8          68         1      (543)

Pre-Tax Earnings / (Loss)                    (1,039)        1         -          73         (8)      1,680         -       707

Reorganization Expenses                       1,353         -         -           -          -           -         -     1,353

State Tax Expense / (Benefit)                  (214)        -         -           -          -           -         -      (214)
Federal Tax Expense / (Benefit)                (850)        -         -           -          -           -         -      (850)

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Total Taxes                                  (1,064)        -         -           -          -           -         -    (1,064)

Net Margin From Continuing Operations        (1,328)        1         -          73         (8)      1,680         -       418

Equity in Earnings of Subsidiaries            3,335                                                           (1,746)    1,589

                                          ----------  --------  --------   ---------  ---------   ---------   -------  --------
Final Net Earnings / (Loss)                   2,007         1         -          73         (8)      1,680    (1,746)    2,007
                                          ==========  ========  ========   =========  =========   =========   =======  ========


                                   AGWAY INC.
                         CASH RECEIPTS AND DISBURSEMENTS
                                    NOV-2003
Consolidated
($ 000's)
Week Ending                          7-Nov        14-Nov        21-Nov       28-Nov         Month
                                     -----        ------        ------       ------
                                                                                           To Date
                                     Actual       Actual        Actual       Actual         Actual
RECEIPTS
---------
          Customer Receipts           16,595        19,281       19,707        18,231         73,814
          Assets Sales                    75             -       11,298             -         11,373
          Non-Operating                    -             -            -             -              0
          Other                        1,603           996          661           336          3,595
                                    ---------    ----------    ---------    ----------    -----------
          Subtotal                    18,274        20,277       31,666        18,567         88,783
                                    ---------    ----------    ---------    ----------    -----------

DISBURSEMENTS
-------------
          Product Payments           (12,418)      (13,188)     (18,952)      (16,121)       (60,679)
          Payroll/Benefits            (2,029)       (3,021)      (1,635)       (2,832)        (9,517)
          Professional Fees             (135)         (953)         (36)          (35)        (1,159)
          Capital Expenditures          (437)         (102)        (100)            -           (639)
          Interest (External)              -             -            -            (8)            (8)
          Financing Fees                (144)            -            -             -           (144)
          Other                       (1,387)       (1,035)      (1,818)       (2,586)        (6,826)
                                    ---------    ----------    ---------    ----------    -----------
          Subtotal                   (16,550)      (18,299)     (22,541)      (21,581)       (78,972)
                                    ---------    ----------    ---------    ----------    -----------

                                    ---------    ----------    ---------    ----------    -----------
NET CASH                               1,724         1,977        9,125        (3,015)         9,811
--------
                                    ---------    ----------    ---------    ----------    -----------


                                    ---------    ----------    ---------    ----------
Opening Revolver or (Excess Funds)   (59,980)      (63,416)     (65,236)      (73,435)
                                    ---------    ----------    ---------    ----------
          Net Cash Flow                1,724         1,977        9,125        (3,015)
          Float                        1,712          (157)        (926)         (798)
                                    ---------    ----------    ---------    ----------
Ending Revolver or (Excess Funds)    (63,416)      (65,236)     (73,435)      (69,623)
                                    ---------    ----------    ---------    ----------
          Add: L/Cs                   35,814        35,814       35,814        35,814
                                    ---------    ----------    ---------    ----------
Total Facility Need                   35,814        35,814       35,814        35,814
                                    ---------    ----------    ---------    ----------

Credit Line Amount (CL)               65,000        65,000       65,000        65,000

          Trade A/R                   46,196        50,131       50,131        50,131
          Deferred A/R                    40             -            -             -
          Non-Fuel Inventory           7,288         7,208        7,208         7,208
          Fuel Inventory                  30            30           30            30
                                    ---------    ----------    ---------    ----------
Collateral Base before OA & CC        53,554        57,369       57,369        57,369
          Other Assets (OA)                0             0            0             0
          95% L/C Cash
             Collateral (CC)          36,745        36,745       36,745        36,745
                                    ---------    ----------    ---------    ----------
Total Collateral Base (CB)            90,299        94,114       94,114        94,114

Total Availability
 (lesser of CL & CB)                  65,000        65,000       65,000        65,000
          Less Other Reserves         (2,000)       (2,000)      (2,000)       (2,000)
          Less Facility Need         (35,814)      (35,814)     (35,814)      (35,814)
                                    ---------    ----------    ---------    ----------
Excess Availability                   27,186        27,186       27,186        27,186
                                    ---------    ----------    ---------    ----------

                                  AGWAY ENERGY
                     MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                                    NOV-2003
Energy Only
($ 000's)
Week Ending
                                           7-Nov              14-Nov            21-Nov             28-Nov               Month
                                           -----              ------            ------             ------               To Date

RECEIPTS
--------
               Customer Receipts               10,467              14,184            13,396            13,590               51,637
               Assets Sales                                                                                                      0
               Non-Operating                                                                                                     0
               Other                            1,169                 910               621                                  2,700
                                        --------------     ---------------    --------------    --------------      ---------------
               Subtotal                        11,636              15,094            14,017            13,590               54,337
                                        --------------     ---------------    --------------    --------------      ---------------

DISBURSEMENTS
-------------
               Product Payments                (8,330)             (7,964)          (14,925)          (13,250)             (44,469)
               Payroll/Benefits                                                                                                  0
               Professional Fees                  (22)                (23)              (36)              (35)                (116)
               Capital Expenditures              (437)               (102)             (100)                0                 (639)
               Interest (External)                                                                                               0
               Financing Fees                                                                                                    0
               Other                             (519)               (421)             (488)           (2,292)              (3,720)
                                        --------------     ---------------    --------------    --------------      ---------------
               Subtotal                        (9,308)             (8,510)          (15,549)          (15,577)             (48,944)
                                        --------------     ---------------    --------------    --------------      ---------------

                                        --------------     ---------------    --------------    --------------      ---------------
NET CASH                                        2,328               6,584            (1,532)           (1,987)               5,393
--------
                                        --------------     ---------------    --------------    --------------      ---------------
                                                                                                                    ---------------

MEMO: PAYROLL/BENEFITS                         (1,208)             (2,227)           (1,306)           (2,269)              (7,010)
----------------------





DEBTORS ONLY
($ 000's)                                  7-Nov              14-Nov            21-Nov             28-Nov               Month
                                           -----              ------            ------             ------              To Date
Week Ending

RECEIPTS
---------
               Customer Receipts                6,128               5,097             6,311             4,641               22,177
               Assets Sales                        75                   0            11,298                 0               11,373
               Non-Operating                        0                   0                 0                 0                    0
               Other                              434                  86                40               336                  895
                                        --------------     ---------------    --------------    --------------      ---------------
               Subtotal                         6,638               5,183            17,649             4,977               34,446
                                        --------------     ---------------    --------------    --------------      ---------------

DISBURSEMENTS
-------------
               Product Payments                (4,088)             (5,224)           (4,027)           (2,871)             (16,210)
               Payroll/Benefits                (2,029)             (3,021)           (1,635)           (2,832)              (9,517)
               Professional Fees                 (113)               (930)                0                 0               (1,043)
               Capital Expenditures                 0                   0                 0                 0                    0
               Interest (External)                  0                   0                 0                (8)                  (8)
               Financing Fees                    (144)                  0                 0                 0                 (144)
               Other                             (868)               (614)           (1,330)             (294)              (3,106)
                                        --------------     ---------------    --------------    --------------      ---------------
               Subtotal                        (7,242)             (9,789)           (6,992)           (6,004)             (30,028)
                                        --------------     ---------------    --------------    --------------      ---------------

                                        --------------     ---------------    --------------    --------------      ---------------
NET CASH                                         (604)             (4,607)           10,657            (1,028)               4,418
--------
                                        --------------     ---------------    --------------    --------------      ---------------

DEBTORS
---------
Agway Inc.                                                    25,487
Agway General Agency                                               0
Brubaker ACS LLC                                                   0
Country Best Adams LLC                                         1,828
Country Best DeBerry LLC                                           0
Feed Commodities Int'l LLC                                     2,713
                                                              ------
   Total Debtors Disbursements                                30,028

                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY

LEGAL_NAME                   BANKNAME                       BANKCONTACT        BANKADDRESS
----------                   --------                       -----------        ------------
Agway Inc.
 dba Andgrow Fertilizer      Mellon Bank                    Ellen Hecker       Three Mellon Bank Ctr.,
                                                                                 Rm 153-3530             Pittsburgh   PA  15259-0001
Agway Inc.
 dba Milford Fertilizer      Mellon Bank                    Ellen Hecker       Three Mellon Bank Ctr.,
                                                                                 Rm 153-3530             Pittsburgh   PA  15259-0001
Agway Inc.                   JPMorgan Chase                 Pauline Fortunato  4 New York Plaza, 15th Floor   New York     NY  10004
Agway Inc.                   JPMorgan Chase                 Pauline Fortunato  4 New York Plaza, 15th Floor   New York     NY  10004
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Pauline Fortunato  4 New York Plaza, 15th Floor   New York     NY  10004
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Kevin Clark        500 Plum Street                Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street                Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street                Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Bank            Donna Jacuk        500 Plum Street, 7th Floor     Syracuse     NY  13204
Agway Inc.                   JPMorgan Chase Texas           Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX  77002
Agway Inc.                   JPMorgan Chase Texas           Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX  77002
Agway Inc.                   JPMorgan Chase Texas           Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX  77002
Agway Inc.                   JPMorgan Chase Texas           Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX  77002
Agway Inc.                   JPMorgan Chase Texas           Jeremy Harman      601 Travis Street, 18th Floor  Houston      TX  77002
Agway Inc.                   M&T Bank                       Peter Marilley     101 S. Salina Street      Syracuse     NY  13221-4983
Agway Inc.                   National City Bank             Diane Coon         725 E. Big Beaver              Troy         MI  48084
Agway Inc.                   National City Bank             Diane Coon         725 E. Big Beaver              Troy         MI  48084
Agway Inc.,
 dba Country Best            Fleet Bank                     Brian Bisaccio     Shop City                      Syracuse     NY  13206
Agway Inc.                   M&T Bank                       Peter Marilley     P.O. Box 4983             Syracuse     NY  13221-4983
Country Best Adams LLC       Mellon Bank                    Ellen Hecker       Three Mellon Bank Ctr.,
                                                                                 Rm 153-3530             Pittsburgh   PA  15259-0001
Agway Inc.,
 dba Country Best            Mellon Bank                    Ellen Hecker       Three Mellon Bank Ctr.,
                                                                                 Rm 153-3530             Pittsburgh   PA  15259-0001
Country Best Adams LLC       Sun Trust Bank                 Linda Love         Mail Code 207, P.O. Box 4418   Atlanta      GA  30302
Agway Inc.
 dba Country Best            Sun Trust Bank                 Betty Friar        202 W. Reynolds Street         Plant City   FL  33566
Feed Commodities Int'l LLC   Chittenden Bank                David Nourse       One Court Street               Middlebury   VT  05753
Feed Commodities Int'l LLC   Chittenden Bank                David Nourse       One Court Street               Middlebury   VT  05753
Feed Commodities Int'l LLC   Greenfield Cooperative Bank    Erica Noel         63 Federal Street              Greenfield   MA  01331
Feed Commodities Int'l LLC   Merrill Merchants Bank         Diane Roy          27 Main Street                 Pittsfield   ME  04967
Agway Inc.                   Allfirst Bank                  Terry Kreider      210 E. Main St.                New Holland  PA  17557
Agway Inc.                   Bank of Hanover and Trust Co.  Lisa Bowersox      1275 York Rd.                  Gettysburg   PA  17325
Agway Inc.                   Charter One                    Carol Karl         186 Robinson St.               Binghamton   NY  13904
Agway Inc.                   Citizens Bank                                     153 W. Orange St.              Shippensburg PA  17257
Agway Inc.                   Citizens Bank                                     153 W Orange Street            Shippensburg PA  17257
Agway Inc.                   Evergreen Bank                 Marion Wagar       146 Main Street                Greenwich    NY  12834
Agway Inc.                   First American National
                                Bank of PA                  Vicki Carbaugh     140 Main Street                Everett      PA  15537
Agway Inc.                   Fleet Bank                     Kathy Taladay      Main Street                    Waterville   NY  13480
Agway Inc.                   FNB of PA                      Mary Alice Deist   509 E. Main Street,
                                                                                 P.O. Box 112                 Somerset     PA  15501
Agway Inc.                   HSBC Bank USA                  Rachel Galusha     Court St.Plaza,
                                                                                 Kings Plaza,Main St.         Batavia      NY  14020
Agway Inc.                   HSBC Bank USA                  Rachel Galusha     1 East Main St.                Falconer     NY  14733
Agway Inc.                   Key Bank                       Anne Chandler      125 East Main St.              Canton       NY  13617
Agway Inc.                   Mellon Bank                    Ellen Hecker       Three Mellon Bank Ctr.,
                                                                                 Rm 153-3530             Pittsburgh   PA  15259-0001
Agway Inc.                   West Milton State Bank         Rodney Smith       2005 Market Street             Lewisburg    PA  17837


                                   AGWAY INC.
                          MONTHLY BANK ACCOUNT SUMMARY

ACCTNUMBER         DIV         ACCT_TYPE         NOVEMBER '03
----------         -----       ---------       --------------
8019713            AGRON       Lockbox            CLOSED 9/03
8242133            AGRON       Lockbox            CLOSED 9/03
102067931          CORP        Escrow
102029901          CORP        Escrow             $286,858.42
0101199453         CORP        Depository           $2,018.06
0241063700         CORP        Concentration      $141,518.25
102036061          CORP        Escrow           $1,000,514.67
103065736          CORP        Depository           $3,775.50
550124888          CORP        Disbursement             $0.00
550142622          CORP        Depository      $38,678,883.57
550147063          CORP        Savings         $14,585,146.52
601251317          CORP        Disbursement             $0.00
601829435          CORP        Disbursement             $0.00
601861024          CORP        Disbursement             $0.00
601861040          CORP        Disbursement             $0.00
601866049          CORP        Checking                 $0.00
777652714          CORP        Depository       CLOSED 9/16/03
36036481           CORP        Savings          $55,067,580.00
36040947           CORP        Savings          $25,741,158.57
36044329           CORP        Savings
343937             CORP        Savings                   $0.00
344054             CORP        Savings                   $0.00
1002185237         CORP        Depository           $18,875.66
884276044          CORP        Checking              $2,837.36
884276132          CORP        Checking              $3,130.83
9388810181         CPG         Depository           $14,849.00
15004194393838     CPG         Depository           $32,955.82
8234668            CPG         Lockbox              $58,871.67
8234676            CPG         Lockbox              $36,055.23
8801818595         CPG         Depository           $74,063.75
99020317631        CPG         Depository           $42,378.28
034549540          FCI         Disbursement         $10,969.02
034563535          FCI         Depository          $186,182.62
0150900312         FCI         Depository           $73,946.29
9801312378         FCI         Depository          $200,138.85
89274377           FEED        Depository           $47,776.83
0131571            FEED        Depository              $448.48
4400582137         FEED        Depository           $14,477.14
6100094138         FEED        Depository           $31,882.09
6100094138         FEED        Depository               "
6240114825         FEED        Depository            $1,143.87
0111190601         FEED        Depository              $471.50
9428406862         FEED        Depository           $16,302.91
80100684           FEED        Depository           $34,948.57
204885752          FEED        Depository          $139,274.17
204885752          FEED        Depository               "
329681014620       FEED        Depository          $179,820.29
8019606            FEED        Lockbox             $360,225.10
3000166424         FEED        Depository            $3,494.64



                       AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF NOVEMBER 2003

                                                                                                                     YEAR-TO-DATE
Chapter 11 Professionals                                                      NOVEMBER 1           NOVEMBER            NOVEMBER
------------------------                                                      BALANCE              ACTIVITY             BALANCE
                                                                          --------------      -----------------    -----------------
Kroll Zolfo-Cooper (303100)                           Expensed                737,374.97            222,330.37           959,705.34
    Financial Advisors to Agway                       Unpaid/Accrued          553,071.09             62,843.85           615,914.94
                                                      Prepaid                 157,791.53                                 157,791.53
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               576,107.41            159,486.52           735,593.93


WEIL, GOTSHAL & MANGES (303101)                       Expensed              1,039,816.36            571,062.85         1,610,879.21
-------------------------------
    Lead Bankruptcy Counsel for Agway                 Unpaid/Accrued          753,384.46            330,098.23         1,083,482.69
                                                      Prepaid                 281,912.56                                 281,912.56
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               759,911.26            240,964.62         1,000,875.88


MENTER, RUDIN & TRIVELPIECE (303102)                  Expensed                205,423.72             62,574.21           267,997.93
------------------------------------
    Local Bankruptcy Counsel for Agway                Unpaid/Accrued          163,089.38             11,449.03           174,538.41
                                                      Prepaid                  90,414.13                                  90,414.13
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               143,953.00             51,125.18           195,078.18


DONLIN, RECANO & COMPANY (303104)                     Expensed                159,862.51            108,118.51           267,981.02
---------------------------------
    Claims Administrator                              Unpaid/Accrued          127,219.99            (44,219.99)           83,000.00
                                                      Prepaid                  35,000.00                                  35,000.00
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               183,154.57            152,338.50           335,493.07


RICHARDS, LAYTON & FINGER (303110)                    Expensed                 10,049.27             (2,998.27)            7,051.00
----------------------------------
    Legal Advisor                                     Unpaid/Accrued           20,481.38             (4,007.11)           16,474.27
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid                 5,642.86              1,008.84             6,651.70


PACHULSKI, STANG, ZIEHL, YOUNG & JONES (303115)       Expensed                234,770.46             97,547.75           332,318.21
-----------------------------------------------
    Counsel for the Unsecured Creditors' Committee    Unpaid/Accrued          257,221.68             17,950.58           275,172.26
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               232,084.61             79,597.17           311,681.78


ERNST & YOUNG (303116)                                Expensed                608,917.80            154,201.00           763,118.80
----------------------
    Unsecured Creditors' Committee Financial Advisor  Unpaid/Accrued          418,534.80             40,558.00           459,092.80
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               608,575.60            113,643.00           722,218.60


GREEN, SEIFTER (303118)                               Expensed                  8,702.47              4,073.78            12,776.25
-----------------------
     Unsecured Creditors' Committee Local Counsel     Unpaid/Accrued            8,134.25              1,949.34            10,083.59
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid                 9,245.22              2,124.44            11,369.66


US TRUSTEE (303124)                                   Expensed                 91,000.00                     -            91,000.00
-------------------
                                                      Unpaid/Accrued           21,500.00                     -            21,500.00
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid                91,000.00                     -            91,000.00


GOLDSMITH-AGIO-HELMS (303111)                         Expensed                486,902.37                     -           486,902.37
-----------------------------
                                                      Unpaid/Accrued          379,385.51            (75,036.12)          304,349.39
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               391,454.16             75,036.12           466,490.28


(1) GROOM LAW GROUP (303125)                          Expensed                 74,795.81                     -            74,795.81
----------------------------
    Benefit Plans Legal Advisor                       Unpaid/Accrued           51,433.49            (12,882.92)           38,550.57
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid                94,282.71             12,882.92           107,165.63


(1) BOND, SCHOENECK & KING (303109)                   Expensed                130,602.17             53,957.36           184,559.53
-----------------------------------
    General Counsel of Agway                          Unpaid/Accrued          227,250.70             68,710.44           295,961.14
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               138,453.94            (14,753.08)          123,700.86


(1) BUCK CONSULTING (303108)                          Expensed                 45,791.81                     -            45,791.81
----------------------------
                                                      Unpaid/Accrued          166,194.31            (59,963.50)          106,230.81
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               135,201.30             59,963.50           195,164.80


(1) PRICEWATERHOUSE COOPERS (303105)                  Expensed                267,282.25             10,000.00           277,282.25
------------------------------------
    External Auditors                                 Unpaid/Accrued          593,829.59             10,000.00           603,829.59
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid               225,952.66                     -           225,952.66


(1) SUTHERLAND, ASBILL & BRENNAN (303112)             Expensed                 32,713.77                     -            32,713.77
-----------------------------------------
    SEC Legal Counsel                                 Unpaid/Accrued           55,833.99                     -            55,833.99
                                                      Prepaid                          -                                          -
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid                50,542.76                     -            50,542.76


SUB-TOTAL REORGANIZATION ONLY                         Expensed              4,134,005.74          1,280,867.56         5,414,873.30
-----------------------------
                                                      Unpaid/Accrued        3,796,564.62            347,449.83         4,144,014.45
                                                      Prepaid                 565,118.22                     -           565,118.22
                                                                          ---------------     -----------------    -----------------
                                                      Cash Paid             3,645,562.06            933,417.73         4,578,979.79

(1) ONLY THE REORGANIZATION PORTION OF THE MONTHLY BILLING. REMAINDER OF BILLING LISTED UNDER NON-REORG CHAP 11 PROFESSIONALS.


                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF NOVEMBER 2003

NON-REORGANIZATION CHAPTER 11                                                                                        YEAR-TO-DATE
Professional Fees                                                          NOVEMBER 1             NOVEMBER             NOVEMBER
-----------------                                                            BALANCE               ACTIVITY            BALANCE
                                                                        -----------------     -----------------    -----------------
(2) Groom Law Group (303125)                        Expensed                           -                                          -
    Benefit Plans Legal Advisor                     Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


(2) BOND, SCHOENECK & KING (303109)                 Expensed                   83,535.14             47,706.95           131,242.09
-----------------------------------
    General Counsel of Agway                        Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                  83,535.14             47,706.95           131,242.09


(2) BUCK CONSULTING (303108)                        Expensed                           -                                          -
----------------------------
                                                    Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


(2) PRICEWATERHOUSE COOPERS (303105)                Expensed                           -                                          -
------------------------------------
    External Auditors                               Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


(2) SUTHERLAND, ASBILL & BRENNAN (303112)           Expensed                   13,756.26                                  13,756.26
-----------------------------------------
    SEC Legal Counsel                               Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                  13,756.26                     -            13,756.26


(2) Professional Services                           Expensed                           -                                          -
    State Street (303123)                           Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


TOTAL NON-REORG CHAP 11 PROFESSIONALS               Expensed                   97,291.40             47,706.95           144,998.35
-------------------------------------
                                                    Unpaid/Accrued                     -                     -                    -
                                                    Prepaid                            -                     -                    -

                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                  97,291.40             47,706.95           144,998.35
                                                                        =================     =================    =================

(2) NON-REORGANIZATION PORTION OF MONTHLY BILLING.

TOTAL REORG AND NON-REORG CHAP 11 PROFESSIONALS     Expensed                4,231,297.14          1,328,574.51         5,559,871.65
-----------------------------------------------
                                                    Unpaid/Accrued          3,796,564.62            347,449.83         4,144,014.45
                                                    Prepaid                   565,118.22                     -           565,118.22
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid               3,742,853.46            981,124.68         4,723,978.14
                                                                        =================     =================    =================


                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF NOVEMBER 2003

UNSECURED CREDITORS' COMMITTEE                                                                                      YEAR-TO-DATE
  Member Expense Reimbursement                                                NOVEMBER 1             NOVEMBER         NOVEMBER
------------------------------                                                BALANCE               ACTIVITY           BALANCE
                                                                        -----------------     -----------------    -----------------
Ronald D. Spiering (303119)                         Expensed                           -                607.30               607.30
                                                    Unpaid/Accrued                     -                607.30               607.30
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


ROBERT L. KELLER (303120)                           Expensed                           -                                          -
-------------------------
                                                    Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


WILLIAM T. SCHAUER (303121)                         Expensed                           -                624.42               624.42
---------------------------
                                                    Unpaid/Accrued                     -                624.42               624.42
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


RICHARD C. EMPERT (303122)                          Expensed                       84.76                625.98               710.74
--------------------------
                                                    Unpaid/Accrued                     -                625.98               625.98
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                      84.76                     -                84.76


TOTAL UNSECURED CREDITORS' COMMITTEE                Expensed                       84.76              1,857.70             1,942.46
------------------------------------
 MEMBER EXPENSE REIMBURSEMENT                       Unpaid/Accrued                     -              1,857.70             1,857.70
-----------------------------
                                                    Prepaid                            -                     -                    -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                      84.76                     -                84.76
                                                                        =================     =================    =================

                      AGWAY, INC. REORGANIZATION ACTIVITY
                               AS OF NOVEMBER 2003
                                                                                                                    YEAR-TO-DATE
Other Expenses                                                                NOVEMBER 1             NOVEMBER         NOVEMBER
--------------
                                                                            BALANCE               ACTIVITY             BALANCE
Professional Services                               Expensed                  705,200.00            176,300.00           881,500.00
    Incentives, Severance & Payroll Costs           Unpaid/Accrued            705,200.00            176,300.00           881,500.00
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


PROFESSIONAL SERVICES                               Expensed                           -                                          -
---------------------
    Robinson, Lerer & Montgomery (303103)           Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


PROFESSIONAL SERVICES                               Expensed                    1,493.64              4,817.54             6,311.18
---------------------
    Taylor & Ives, Inc.                             Unpaid/Accrued                     -                                          -
    HSBC(Sac Valley Pension)                        Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                   1,493.64              4,817.54             6,311.18


Professional Services                               Expensed                   66,690.96             18,941.89            85,632.85
    Feed (000510)                                   Unpaid/Accrued                     -                                          -
    CPG (000060)                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                  66,690.96             18,941.89            85,632.85


Professional Services                               Expensed                      404.72                                     404.72
    Feed Environmental (303126)                     Unpaid/Accrued            191,220.00                                 191,220.00
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                     404.72                     -               404.72


Professional Services                               Expensed                  165,800.61             45,303.85           211,104.46
    State Street (303123)                           Unpaid/Accrued             40,000.00                                  40,000.00
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                 165,800.61             45,303.85           211,104.46


Professional Services                               Expensed                           -                                          -
    AgriCapital (303107)                            Unpaid/Accrued                     -                     -                    -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


Printing                                            Expensed                   11,021.63                234.12            11,255.75
    Quartier (303113)                               Unpaid/Accrued                     -                                          -
    Merrill Communications                          Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                  11,021.63                234.12            11,255.75


POSTAGE                                             Expensed                           -                                          -
-------
    Donlin Recano (303104)                          Unpaid/Accrued                     -                                          -
    Quartier (303113)                               Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


WEB UPDATING                                        Expensed                           -                                          -
------------
    RWAY Communications (303114)                    Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


TELECONFERENCING                                    Expensed                    1,394.76                                   1,394.76
----------------
    MCI WorldCom (303117)                           Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                   1,394.76                     -             1,394.76


TRAVEL                                              Expensed                    2,123.00                                   2,123.00
------
    CPG                                             Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                   2,123.00                     -             2,123.00


CONFERENCE & MEETINGS - MEALS                       Expensed                    1,870.91                579.46             2,450.37
-----------------------------
    Fine Host                                       Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                   1,870.91                579.46             2,450.37


CONFERENCE & MEETINGS                               Expensed                           -                                          -
---------------------
    OnCenter                                        Unpaid/Accrued                     -                                          -
                                                    Prepaid                            -                                          -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                          -                     -                    -


TOTAL OTHER EXPENSES                                Expensed                  956,000.23            246,176.86         1,202,177.09
--------------------
                                                    Unpaid/Accrued            936,420.00            176,300.00         1,112,720.00
                                                    Prepaid                            -                     -                    -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                 250,800.23             69,876.86           320,677.09
                                                                        =================     =================    =================

GRAND TOTAL OF ALL EXPENSES                         Expensed                5,187,382.13          1,576,609.07         6,763,991.20
---------------------------
                                                    Unpaid/Accrued          4,732,984.62            525,607.53         5,258,592.15
                                                    Prepaid                   565,118.22                     -           565,118.22
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid               3,993,738.45          1,051,001.54         5,044,739.99
                                                                        =================     =================    =================


Total Restructuring\Reorganization                  Expensed                5,090,090.73          1,528,902.12         6,618,992.85
                                                    Unpaid/Accrued          4,732,984.62            525,607.53         5,258,592.15
                                                    Prepaid                   565,118.22                     -           565,118.22
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid               3,896,447.05          1,003,294.59         4,899,741.64
                                                                        =================     =================    =================


Total Non-Restructuring\Reorganization              Expensed                   97,291.40             47,706.95           144,998.35
                                                    Unpaid/Accrued                     -                     -                    -
                                                    Prepaid                            -                     -                    -
                                                                        -----------------     -----------------    -----------------
                                                    Cash Paid                  97,291.40             47,706.95           144,998.35
                                                                        =================     =================    =================